SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 March 13, 2001

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 7.           Financial Statements and Exhibits

                                  (c) Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.


4.01 Calculation Agency Agreement, dated as of March 13, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's NASDAQ-100 INDEX RANGERS, Risk AdjustiNG Equity Range Securities Notes Due March 20, 2002(filed herewith).

4.02 Global Security representing $20,000,000 aggregate principal amount of the NASDAQ-100 INDEX RANGERS, Risk AdjustiNG Equity Range Securities Notes Due March 20, 2002 (filed herewith).

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEHMAN BROTHERS HOLDINGS INC.

                                       By: /s/ Barrett S. DiPaolo
                                          -----------------------
                                          Barrett S. DiPaolo
                                          Vice President


Date: March 13, 2001

                                                             EXHIBIT INDEX



Exhibit No.                         Exhibit



4.01 Calculation Agency Agreement, dated as of March 13, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's NASDAQ-100 INDEX RANGERS, Risk AdjustiNG Equity Range Securities Notes Due March 20, 2002(filed herewith).

4.02 Global Security representing  $20,000,000 aggregate principal amount of the
     Corporation's   NASDAQ-100  INDEX  RANGERS,  Risk  AdjustiNG  Equity  Range
     Securities Notes Due March 20, 2002 (filed herewith).

                                                                    EXHIBIT 4.01


                          CALCULATION AGENCY AGREEMENT


     AGREEMENT, dated as of March 13, 2001, between Lehman Brothers Holdings Inc. (the "Company") and Lehman Brothers Inc., as Calculation Agent.

                  WHEREAS, the Company has authorized the issuance of $20,000,000 aggregate principal amount of Nasdaq-100 Index(R) RANGERSSM, Risk AdjustiNG Equity Range SecuritiesSM Notes Due March 20, 2002 (the "Securities")*;
                  WHEREAS, the Securities will be issued under an Indenture Agreement dated as of September 1, 1987, between the Company and Citibank, N.A., as Trustee (the "Trustee"), as supplemented and amended by supplemental indentures dated as of November 25, 1987, November 27, 1990, September 13, 1991, October 4, 1993, October 1, 1995, and June 26, 1997, and incorporating Standard Multiple Series Indenture Provisions dated July 30, 1987, as amended November 16, 1987 (collectively, the "Indenture"); and
                  WHEREAS, the Company requests the Calculation Agent to perform certain services described herein in connection with the Securities;
                  NOW THEREFORE, the Company and the Calculation Agent agree as follows:
     1. Appointment of Agent. The Company hereby appoints Lehman Brothers Inc. as Calculation Agent and Lehman Brothers Inc. hereby accepts such appointment as the

     Company's agent for the purpose of performing the services hereinafter described upon the terms and subject to the conditions hereinafter mentioned.

2. Calculations and Information Provided. In response to a request made by the Trustee for a determination of the Maturity Payment Amount due at Stated Maturity of the Securities, the Calculation Agent shall determine such Maturity Payment Amount and notify the Trustee of its determination. The Calculation Agent shall also be responsible for (a) the determination of the Alternative Redemption Amount, (b) whether adjustments to the Final Index Level should be made, (c) the Successor Index if publication of the Index is discontinued and
(d) whether a Market Disruption Event has occurred. The Calculation Agent shall notify the Trustee of any such adjustment or any such Successor Index, or if a Market Disruption Event has occurred. Annex A hereto sets forth the procedures the Calculation Agent will use to determine the information described in this
Section 2.

3. Calculations.  Any calculation or determination by the Calculation
Agent pursuant hereto shall (in the absence of manifest error) be final and binding. Any calculation made by the Calculation Agent hereunder shall, at the Trustee's request, be made available at the Corporate Trust Office.

4. Fees and Expenses. The Calculation Agent shall be entitled to reasonable compensation for all services rendered by it as agreed to between the Calculation Agent and the Company.

5. Terms and Conditions. The Calculation Agent accepts its obligations herein set out upon the terms and conditions hereof, including the following, to all of which the Company agrees:

(i) in acting under this Agreement, the Calculation Agent is acting solely as an independent expert of the Company and does not assume any obligation toward, or any relationship of agency or trust for or with, any of the holders of the Securities;

(ii) unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company or the Trustee made or given under any provision of this Agreement shall be sufficient if signed by any person who the Calculation Agent reasonably believes to be a duly authorized officer or attorney-in-fact of the Company or the Trustee, as the case may be;

(iii) the Calculation Agent shall be obliged to perform only such duties as are set out specifically herein and any duties necessarily incidental thereto;

(iv) the Calculation Agent, whether acting for itself or in any other capacity, may become the owner or pledgee of Securities with the same rights as it would have had if it were not acting hereunder as Calculation Agent; and

(v) the Calculation Agent shall incur no liability hereunder except for loss sustained by reason of its gross negligence or wilful misconduct.

6. Resignation; Removal; Successor. (a) The Calculation Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, subject to the appointment of a successor Calculation Agent and acceptance of such appointment by such successor Calculation Agent, as hereinafter provided. The Calculation Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Calculation Agent and the acceptance of such appointment by such successor Calculation Agent. In the event a successor Calculation Agent has not been appointed and has not accepted its duties within 90 days of the Calculation Agent's notice of resignation, the Calculation Agent may apply to any court of competent jurisdiction for the designation of a successor Calculation Agent.

(b) In case at any time the Calculation Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Calculation Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Calculation Agent shall be appointed by the Company by an instrument in writing, filed with the successor Calculation Agent. Upon the appointment as aforesaid of a successor Calculation Agent and acceptance by the latter of such appointment, the Calculation Agent so superseded shall cease to be Calculation Agent hereunder.
(c)  Any  successor  Calculation  Agent  appointed  hereunder  shall execute, acknowledge and deliver to its predecessor, to the Company and to the Trustee an instrument accepting such appointment hereunder and agreeing to be bound by the terms hereof, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Calculation Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Calculation Agent shall be entitled to receive, all moneys, securities and other property on deposit with or held by such predecessor, as Calculation Agent hereunder.
(d) Any corporation into which the Calculation Agent hereunder may be merged or converted or any corporation with which the Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any corporation to which the Calculation Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Calculation Agent shall be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

7. Certain Definitions. Terms not otherwise defined herein or in Annex A hereto are used herein as defined in the Indenture or the Securities.

8. Indemnification. The Company will indemnify the Calculation Agent against any losses or liability which it may incur or sustain in connection with its appointment or the exercise of its powers and duties hereunder except such as may result from the gross negligence or wilful misconduct of the Calculation Agent or any of its agents or employees. The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Company for or in respect of any action taken or suffered to be taken in good faith by the Calculation Agent in reliance upon written instructions from the Company.

     9.Notices. Any notice required to be given hereunder shall be delivered in person, sent (unless otherwise specified in this Agreement) by letter, telex or facsimile transmission or communicated by telephone (confirmed in a writing dispatched within two New York Business Days), (a) in the case of the Company, to it at Three World Financial Center, New York, New York 10285 (facsimile:
(212) 526-3774) (telephone:  (212) 526-1936),  Attention:  Legal Counsel, (b) in
the case of the Calculation Agent, to it at Three World Financial Center, 200 Vesey Street, New York, New York 10285-0600 (facsimile: (212) 526-2755) (telephone: (212) 526-0900), Attention: Equity Derivatives Trading and (c) in the case of the Trustee, to it at 111 Wall Street, 5th Floor, New York, New York 10043 (facsimile: (212) 657-3836) (telephone:

     (212) 657-7805), Attention:Corporate Trust Department or, in any case, to any other address or number of which the party receiving notice shall have notified the party giving such notice in writing. Any notice hereunder given by telex, facsimile or letter shall be deemed to be served when in the ordinary course of transmission or post, as the case may be, it would be received.

10. Governing Law. This Agreement shall be governed by and continued in accordance with the laws of the State of New York.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12. Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto and their successors and assigns, and no other person shall acquire or have any rights under or by virtue hereof.

     IN WITNESS WHEREOF, this Calculation Agency Agreement has been entered into as of the day and year first above written.

                                LEHMAN BROTHERS HOLDINGS INC.



                                By: /s/ Barrett S. DiPaolo
                                   ------------------------
                                   Name: Barrett S. DiPaolo
                                   Title: Vice President



                                LEHMAN BROTHERS INC.,
                                as Calculation Agent



                                By: /s/ Barrett S. DiPaolo
                                    ----------------------
                                    Name: Barrett S. DiPaolo
                                    Title: Vice President

                                     ANNEX A



(1)      The Index.

         The Index is the Nasdaq-100 Index(R), as calculated by Nasdaq (the "Index").

(2)      Determination of the Maturity Payment Amount.

                  The Calculation Agent shall determine the amount payable at Stated Maturity for each $1,000 principal amount of Securities (the "Maturity Payment Amount"). The Maturity Payment Amount shall equal the lesser of (a) $1,140 and (b) the Alternative Redemption Amount.

(3)      Discontinuance of the Index.

(i) If Nasdaq discontinues publication of the Index and Nasdaq or another entity publishes a successor or substitute index (the "Successor Index") that the Calculation Agent determines, in its sole discretion, to be comparable to the discontinued Index, then the Calculation Agent shall calculate the Maturity Payment Amount pursuant to Section 2 hereof by reference to the index level of such Successor Index at the Close of Trading on the NYSE, AMEX, Nasdaq or the relevant exchange or market for the Successor Index on the date that any Final Index Level is to be determined.

(ii) Upon any selection by the Calculation Agent of a Successor Index, the Company shall promptly give notice to the holders of the Securities.

(iii)If Nasdaq discontinues publication of the Index prior to, and such discontinuance is continuing on, the date that any Final Index Level is to be determined and the Calculation Agent determines that no Successor Index is available at such time, then, on such date, the Calculation Agent shall determine the Final Index Level to be used in computing the Alternative Redemption Amount. The Final Index Level shall be computed by the Calculation Agent in accordance with the formula for and method of calculating the Index last in effect prior to such discontinuance, using the Closing Level (or, if trading in the relevant securities has been materially suspended or materially limited, its good faith estimate of the Closing Level that would have prevailed but for such suspension or limitation) at the close of the principal trading session on such date of each security most recently comprising the Index on the primary organized U.S. exchange or trading system. (4) Alteration of Method of Calculation.

                  If at any time the method of calculating the Index or a Successor Index, or the Final Index Level thereof, is changed in a material respect, or if the Index or a Successor Index is in any other way modified so that such Index does not, in the opinion of the Calculation Agent, fairly represent the value of the Index or such Successor Index had such changes or modifications not been made, then, from and after such time, the Calculation Agent will, at the Close of Trading in New York City on the date that the Final Index Level is to be determined, make such calculations and adjustments as, in the good faith judgment of the Calculation Agent, may be necessary in order to arrive at a level of a stock index comparable to the Index or such Successor Index, as the case may be, as if such changes or modifications had not been made, and calculate the Final Index Level and the Alternative Redemption Amount with reference to the Index or such Successor Index, as adjusted. Accordingly, if the method of calculating the Index or a Successor Index is modified so that the level of such index is a fraction of what it would have been if it had not been modified (e.g., due to a split in the index), then the Calculation Agent shall adjust such index in order to arrive at a level of the Index or such Successor Index as if it had not been modified (e.g., as if such split had not occurred).

(5)      Definitions.

                  Set forth below are the terms used in this Annex A to the Calculation Agency Agreement.

                  "AMEX" shall mean the American Stock Exchange.

                  "Alternative Redemption Amount" shall mean, with respect to each $1,000 principal amount of Securities, the sum of (i) $140 and (ii) the product of (x) $1,000 and (y) the Final Index Level, divided by 1647.43.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which the NYSE or Nasdaq is not open for trading or banking institutions or trust companies in the City of New York are authorized or obligated by law or executive order to close.

                  "Calculation Agent" shall mean the person that has entered into an agreement with the Company providing for, among other things, the determination of the Maturity Payment Amount, which term shall, unless the context otherwise requires, include its successors and assigns. The initial Calculation Agent shall be Lehman Brothers Inc.

                  "Calculation Day" shall mean three Trading Days prior to March 20, 2002.

                  "Close of Trading" shall mean 4:00 p.m., New York City time.

                  "Closing Level" shall mean the last reported level of the Index or the Successor Index, as the case may be, at 4:00 p.m., New York City time, as reported by Nasdaq or the publisher of the Successor Index, as the case may be.

                  "Final Index Level" shall equal the Closing Level of the Index or a Successor Index, as the case may be, on the Payment Determination Date.

                  "Market Disruption Event", on any day, shall mean any of the following events as determined by the Calculation Agent:

                  (i) A suspension, absence or material limitation of trading in 20% of more of the underlying stocks which then comprise the Index or any Successor Index, as the case may be, has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading on the primary organized U.S. exchange or trading system on which such stocks are traded or, in the case of a common stock not listed or quoted in the United States, on the primary exchange, trading system or market for that security. Limitations on trading during significant market fluctuations imposed pursuant to the rules of any primary organized U.S. exchange or trading system similar to NYSE Rule 80B (or any applicable rule or regulation enacted or promulgated by the NYSE, any other exchange, trading system, or market, any other self regulatory organization or the Securities and Exchange Commission of similar scope as determined by the Calculation Agent), may be considered material. Notwithstanding the first sentence of this paragraph, a Market Disruption Event for a security traded on a bulletin board means a suspension, absence or material limitation of trading of that security for more than two hours or during the one hour period preceding 4:00 p.m., New York City time.

                  (ii) A suspension, absence or material limitation has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading in options contracts related to the Index or any Successor Index, as the case may be, whether by reason of movements in price exceeding levels permitted by an exchange, trading system or market on which such options contracts are traded or otherwise.

                  (iii) Information is unavailable on that date, through a recognized system of public dissemination of transaction information, for more than two hours of trading or during the one-half hour period preceding the Close of Trading, of accurate price, volume or related information in respect of 20% or more of the underlying stocks which then comprise the Index or any Successor Index, as the case may be, or in respect of options contracts related to the Index or any Successor Index, as the case may be, in each case traded on any major U.S. exchange or trading system or in the case of securities of a non-U.S. issuer, traded on the primary non-U.S. exchange, trading system or market.

         For purposes of determining whether a Market Disruption Event has occurred:

                  (i) a limitation on the hours or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, trading system or market;

                  (ii) any suspension in trading in an options contract on the Index or any Successor Index, as the case may be, by a major securities exchange, trading system or market by reason of (a) a price change violating limits set by such securities market, (b) an imbalance of orders relating to those contracts, or (c) a disparity in bid and ask quotes relating to those contracts, shall constitute a Market Disruption Event notwithstanding that the suspension or material limitation is less than two hours;

                  (iii) a suspension or material limitation on an exchange, trading system or in a market shall include a suspension or material limitation of trading by one class of investors provided that the suspension continues for more than two hours of trading or during the last one-half hour period preceding the Close of Trading on the relevant exchange, trading system or market but shall not include any time when the relevant exchange, trading system or market is closed for trading as part of that exchange's, trading system's or market's regularly scheduled business hours; and

                  (iv)        "Trading systems" include bulletin board services.

                  "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Payment Determination Date" shall mean the Calculation Day, unless a Market Disruption Event occurs on the Calculation Day, in which case the first Trading Day after the Calculation Day on which a Market Disruption Event does not occur.

                  "Stated Maturity" shall mean March 20, 2002, or (i) if March 20, 2002 is not a Business Day, the next Business Day, or (ii) if a Market Disruption Event occurs on the Calculation Day, three Business Days after the Payment Determination Date on which the Final Index Level has been determined.

                  "Successor Index" shall have the meaning set forth in Section 3(a).

                  "Trading Day" shall mean a day on which trading generally is conducted on the NYSE and NASDAQ National Market and in the over-the-counter market for equity securities as determined by the Calculation Agent.

                                                                    EXHIBIT 4.02


                          LEHMAN BROTHERS HOLDINGS INC.

                          Nasdaq-100 Index(R) RANGERSSM

               Risk AdjustiNG Equity Range SecuritiesSM Notes Due
                                 March 20, 2002

Number R-1                                   $20,000,000
                                         CUSIP 524908CY4

See Reverse for Certain Definitions

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO SUCH DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE
DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO LEHMAN BROTHERS HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         LEHMAN BROTHERS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for value received, HEREBY PROMISES TO PAY to CEDE & CO. or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, on March 20, 2002, or if a Market Disruption Event occurs, three Business Days after the Payment Determination Date (the "Stated Maturity"), in such coin or currency of the United States of America at the time of payment shall be legal tender for the payment of public and private debts, for each $1,000 principal amount of the Securities represented hereby, an amount equal to the lesser of (a) $1,140 and (b) the Alternative Redemption Amount (the "Maturity Payment Amount").

         Any amount payable at Stated Maturity hereon will be paid only upon presentation and surrender of this Security.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF WHICH FURTHER PROVISIONS

SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         "Nasdaq-100", "Nasdaq-100 Index", and "Nasdaq" are trade or service marks of The Nasdaq Stock Market, Inc. (together with its affiliates, the "Nasdaq Corporations") and are licensed for use by the Company. This Security has not been passed on by the Nasdaq Corporations as to its legality or suitability. This Security is not issued, endorsed, sold, or promoted by the Nasdaq Corporations. THE NASDAQ CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THIS SECURITY.

         "Risk Adjusting Equity Range Securities" and "RANGERS" are service marks of Lehman Brothers Inc.

         This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, LEHMAN BROTHERS HOLDINGS INC. has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman, its President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer, by manual or facsimile signature under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by manual or facsimile signature.

Dated:  March 13, 2001                          LEHMAN BROTHERS HOLDINGS INC.



                                                By: /s/ Barrett S. DiPaolo
                                                    Name: Barrett S. DiPaolo
                                                    Title: Vice President



                                                Attest: /s/ Madeline L. Shapiro
                                                      Name:  Madeline L. Shapiro
                                                      Title: Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  March 13, 2001
CITIBANK, N.A.
as Trustee


By:
         --------------------------------------------
         Name:
         Title: Authorized Signatory

                              (Reverse of Security)

         This Security is one of a duly authorized series of Securities of the Company designated as Nasdaq-100 Index(R) RANGERSSM, Risk AdjustiNG Equity Range SecuritiesSM Notes Due March 20, 2002 (herein called the "Securities"). This series of Securities is one of an indefinite number of series of debt securities of the Company, issued and to be issued under an indenture, dated as of September 1, 1987, as amended (herein called the "Indenture"), duly executed and delivered by the Company and Citibank N.A., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities.

         The   Alternative   Redemption   Amount  shall  be  determined  by  the
Calculation Agent pursuant to the Calculation Agency Agreement.

         All percentages resulting from any calculation with respect to the Securities will be rounded at the Calculation Agent's discretion.

         The Trustee shall fully rely on the determination by the Calculation Agent of the Maturity Payment Amount and shall have no duty to make any such determination.

         This Security is not subject to any sinking fund and is not redeemable prior to its Stated Maturity.

         If an Event of Default with respect to the Securities shall occur and be continuing, the amounts payable on all of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The amount payable to the Holder hereof upon any acceleration permitted under the Indenture will be equal to the Maturity Payment Amount calculated as though the date of acceleration was the Stated Maturity and the date three Trading Days prior thereto was the Payment Determination Date.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66-2/3% in aggregate principal amount of each series of Securities at the time Outstanding to be affected (each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any premium payable on redemption, or make the principal thereof, or premium, if any, or interest therein payable in any coin or currency other than that hereinabove provided, without the consent of the holder of each Security so affected, or (ii) change the place of payment on any Security, or impair the right to institute suit for payment on any Security, or reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security so affected. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of any series of Securities, the holders of a majority in aggregate principal amount of the Securities of such series Outstanding may on behalf of the holders of all the Securities of such series waive any past default or Event of Default under the

     Indenture with respect to such series and its consequences, except a default in the payment of interest, if any or the principal of, or premium if any, on any of the Securities of such series, or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and any Securities which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal amount with respect to this Security.

         The Securities are issuable in denominations of $1,000 and any integral multiples of $1,000.

         The Company, the Trustee, and any agent of the Company or of the Trustee may deem and treat the registered holder (the "Holder") hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Security.

         No recourse for the payment of the principal of, premium, if any, or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The Company intends to treat, and by purchasing this Security, the holder agrees to treat, for all tax purposes, this Security as a financial contract for cash settlement, rather than as a debt instrument.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office or agency in a Place of Payment for this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series or of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Set forth below are definitions of the terms used in this Security.

         "AMEX" shall mean the American Stock Exchange.

         "Alternative Redemption Amount" shall mean, with respect to each $1,000 principal amount of Securities, the sum of (i) $140 and (ii) the product of (x) $1,000 and (y) the Final Index Level, divided by 1647.43.

         "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which the NYSE or Nasdaq is not open for trading or banking institutions or trust companies in the City of New York are authorized or obligated by law or executive order to close.

         "Calculation Agency Agreement" shall mean the Calculation Agency Agreement, dated as of March 13, 2001 between the Company and the Calculation Agent, as amended from time to time.

         "Calculation Agent" shall mean the person that has entered into an agreement with the Company providing for, among other things, the determination of the Maturity Payment Amount, which term shall, unless the context otherwise requires, include its successors and assigns. The initial Calculation Agent shall be Lehman Brothers Inc.

         "Calculation  Day"  shall mean  three  Trading  Days prior to March 20,
2002.

         "Close of  Trading"  shall mean 4:00 p.m.,  New
York City time.

         "Closing Level" shall mean the last reported level of the Index or the Successor Index, as the case may be, at 4:00 p.m., New York City time, as reported by Nasdaq or the publisher of the Successor Index, as the case may be.

         "Final Index Level" shall equal the Closing Level of the Index or a Successor Index, as the case may be, on the Payment Determination Date.

         "Index" shall mean the Nasdaq-100 Index(R), as calculated by Nasdaq.

         "Market Disruption Event", on any day, shall mean any of the following events as determined by the Calculation Agent:

                  (i) A suspension, absence or material limitation of trading in 20% of more of the underlying stocks which then comprise the Index or any Successor Index, as the case may be, has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading on the primary organized U.S. exchange or trading system on which such stocks are traded or, in the case of a common stock not listed or quoted in the United States, on the primary exchange, trading system or market for that security. Limitations on trading during significant market fluctuations imposed pursuant to the rules of any primary organized U.S. exchange or trading system similar to NYSE Rule 80B (or any applicable rule or regulation enacted or promulgated by the NYSE, any other exchange, trading system, or market, any other self regulatory organization or the Securities and Exchange Commission of similar scope as determined by the Calculation Agent), may be considered material. Notwithstanding the first sentence of this paragraph, a Market Disruption Event for a security traded on a bulletin board means a suspension, absence or material limitation of trading of that security for more than two hours or during the one hour period preceding 4:00 p.m., New York City time.

                  (ii) A suspension, absence or material limitation has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading in options contracts related to the Index or any Successor Index, as the case may be, whether by reason of movements in price exceeding levels permitted by an exchange, trading system or market on which such options contracts are traded or otherwise.

                  (iii) Information is unavailable on that date, through a recognized system of public dissemination of transaction information, for more than two hours of trading or during the one-half hour period preceding the Close of Trading, of accurate price, volume or related information in respect of 20% or more of the underlying stocks which then comprise the Index or any Successor Index, as the case may be, or in respect of options contracts related to the Index or any Successor Index, as the case may be, in each case traded on any major U.S. exchange or trading system or in the case of securities of a non-U.S. issuer, traded on the primary non-U.S. exchange, trading system or market.

         For purposes of determining whether a Market Disruption Event has occurred:

                  (i) a limitation on the hours or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, trading system or market;

                  (ii) any suspension in trading in an options contract on the Index or any Successor Index, as the case may be, by a major securities exchange, trading system or market by reason of (a) a price change violating limits set by such securities market, (b) an imbalance of orders relating to those contracts, or (c) a disparity in bid and ask quotes relating to those contracts, shall constitute a Market Disruption Event notwithstanding that the suspension or material limitation is less than two hours;

                  (iii) a suspension or material limitation on an exchange, trading system or in a market shall include a suspension or material limitation of trading by one class of investors provided that the suspension continues for more than two hours of trading or during the last one-half hour period preceding the Close of Trading on the relevant exchange, trading system or market but shall not include any time when the relevant exchange, trading system or market is closed for trading as part of that exchange's, trading system's or market's regularly scheduled business hours; and

                  (iv)     "Trading   systems"   include
         bulletin board services.

         "Nasdaq"  shall mean The Nasdaq  Stock  Market,
Inc.

         "NYSE" shall mean the New York Stock Exchange.

         "Payment Determination Date" shall mean the Calculation Day, unless a Market Disruption Event occurs on the Calculation Day, in which case the first Trading Day after the Calculation Day on which a Market Disruption Event does not occur.

         "Stated Maturity" shall mean March 20, 2002, or (i) if March 20, 2002, is not a Business Day, the next Business Day, or (ii) if a Market Disruption Event occurs on the Calculation Day, three Business Days after the Payment Determination Date on which the Final Index Level has been determined.

         "Successor  Index" shall mean such substitute  index as the Calculation
Agent  may  select   pursuant  to  the   Calculation   Agency   Agreement   upon
discontinuance of the Index.

         "Trading Day" shall mean a day on which trading generally is conducted on the NYSE and Nasdaq National Market and in the over-the-counter market for equity securities as determined by the Calculation Agent.

         All terms used but not defined in this Security are used herein as defined in the Indenture.

            --------------------------------

                  The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common   UNIF GIFT MIN ACT - ________ Custodian ________
                                                     (Cust)              (Minor)
TEN ENT - as tenants by the entireties     under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of   Act _________________________
          Survivorship    and    not   as                (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

                        --------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------

--------------------------------

-----------------------------------------------------------------------------
(Name and Address of Assignee, including zip code, must be printed or typewritten.)

--------------------------------------------------------------------------------
the  within  Security,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing

--------------------------------------------------------------------------------
to transfer the said Security on the books of the Company, with full power of substitution in the premises.

         Dated:

                    ----------------------------------------

         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:





---------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



--------
* The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which witH its affiliates are the "Nasdaq Corporations") and are licensed for use by the Company. The Securities have not been passed on by the Nasdaq Corporations as to their legality or suitability. The Securities are not issued, endorsed, sold, or promoted by the Nasdaq Corporations. THE NASDAQ CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE SECURITIES.

         Risk AdjustiNG Equity Range Securities and RANGERS are service marks of Lehman Brothers Inc.